UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

United PanAm Financial Corp.
(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

18191 Von Karman Avenue, Suite 300
Irvine, California  92612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The information required by this Item 1.02 is included in Item 5.02 below and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2009, Arash Khazei submitted his resignation as Chief Financial Officer of United PanAm Financial Corp. (“UPFC” or the “Company”) and as an officer of the Company’s affiliates and subsidiaries.  Mr. Khazei’s employment agreement terminated effective as of his resignation.

The Company will be conducting a search for a new Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Dated: July 1, 2009	By:	/s/ James Vagim
	Name:	James Vagim
	Title:	Chief Executive Officer